DELAWARE GROUP VALUE FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
----------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

  ONE
  YEAR
--------
            1
     $1000(1 - T) = $1,155.51


T =    15.55%




LIFE OF
  FUND
--------
           1.23561644
     $1000(1 - T) = $1,097.75


T =     7.84%

DELAWARE GROUP VALUE FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
----------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

  ONE
  YEAR
--------
            1
     $1000(1 - T) = $1,195.51


T =    19.55%




LIFE OF
  FUND
--------
           1.23561644
     $1000(1 - T) = $1,137.75


T =    11.01%

DELAWARE GROUP VALUE FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
----------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                               $19.11
Initial Shares                                52.329


Fiscal      Beginning      Dividends      Reinvested        Cumulative
 Year       Shares         for Period       Shares            Shares
----------------------------------------------------------------------

1994          52.329         $0.000            0.000            52.329
----------------------------------------------------------------------

Ending Shares                                 52.329
Ending NAV                                    $22.59
                                           ---------
                                           $1,182.11
Less CDSC                                     $40.00
                                           ---------

Investment Return                          $1,142.11

Total Return Performance
------------------------
Investment Return                          $1,142.11
Less Initial Investment                    $1,000.00
                                           ---------
                                           $  142.11 / $1,000.00 x 100

Total Return:                                  14.21%

DELAWARE GROUP VALUE FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------------


Initial Investment                       $1,000.00
Beginning OFFER                             $19.11
Initial Shares                              52.329

Fiscal     Beginning      Dividends     Reinvested     Cumulative
  Year        Shares     for Period         Shares         Shares
-----------------------------------------------------------------
  1994        52.329         $0.000          0.000         52.329
-----------------------------------------------------------------

Ending Shares                               52.329
Ending NAV                                  $22.59
                                         ---------
Investment Return                        $1,182.11

Total Return Performance
------------------------
Investment Return                        $1,182.11
Less Initial Investment                  $1,000.00
                                         ---------
                                           $182.11/$1,000.00 x 100

Total Return:                                18.21%

DELAWARE GROUP VALUE FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
------------------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                               $19.30
Initial Shares                                51.813


Fiscal      Beginning      Dividends       Reinvested      Cumulative
 Year        Shares        for Period        Shares          Shares
------      ---------      ----------      ----------      ----------
 1994        51.813          $0.720            1.109           52.922
------      ---------      ----------      ----------      ----------


Ending Shares                                 52.922
Ending NAV                                    $22.59
                                           ---------
                                           $1,195.51
Less CDSC                                     $40.00
                                           ---------
Investment Return                          $1,155.51


Total Return Performance
------------------------
Investment Return                          $1,155.51
Less Initial Investment                    $1,000.00
                                           ---------
                                             $155.51 / $1,000.00 x 100


Total Return:                                  15.55%

DELAWARE GROUP VALUE FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                        $19.30
Initial Shares                                         51.813

 Fiscal         Beginning        Dividends         Reinvested        Cumulative
  Year           Shares          for Period          Shares            Shares
--------------------------------------------------------------------------------
  1994             51.813            $0.400             1.109            52.922
--------------------------------------------------------------------------------

Ending Shares                                          52.922
Ending NAV                                             $22.59
                                                   ----------
Investment Return                                   $1,195.51

Total Return Performance
------------------------
Investment Return                                   $1,195.51
Less Initial Investment                             $1,000.00
                                                   ----------
                                                      $195.51 / $1,000.00 x 100

Total Return:                                           19.55%